EXHIBIT 10.10

THIS INSTRUMENT PREPARED BY
AND TO BE RETURNED TO:

Joel E. Boyd, Esquire
Dean, Mead, Spielvogel, Goldman & Boyd
7380 Murrell Road, Suite 100
Melbourne, Florida 32940
(407) 259-8900


                          ASSIGNMENT OF LOAN DOCUMENTS


     This Assignment of Loan Documents is made and entered into effective as of the 4th day of November, 1997, by BARNETT BANK, N.A. (hereinafter referred to as "Assignor"), with an office located at 100 North Laura Street, Jacksonville, Florida 32202, to and for the benefit of THE HUNTINGTON NATIONAL BANK, its successors and assigns, with an office located at 685 S. Babcock Street, Melbourne, Florida 32901.

     A. Assignor is the holder of those certain loan documents as set forth in Exhibit "A" which is attached hereto and by this reference made a part hereof ("Loan Documents"). The defined terms used in Exhibit "A" are hereby incorporated by reference.

     B. Assignor desires to assign and transfer, and THE HUNTINGTON NATIONAL BANK desires to accept the Loan Documents, all as more particularly hereinafter set forth.

     NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

     Assignment of Loan Documents. Assignor hereby grants, bargains, sells, assigns, transfers and sets over and unto THE HUNTINGTON NATIONAL BANK, its successors and assigns, WITHOUT RECOURSE, all of the Loan Documents, together with all obligations described therein and/or secured thereby and all monies due and/or to become due or pursuant thereto.

     IN WITNESS WHEREOF, Assignor has caused this Assignment of Loan Documents to be executed effective as of the date first set forth above.

Signed, sealed and delivered
in the presence of:                           BARNETT BANK, N.A.

                                              By: /s/ James T. Hurst
/s/ Maria E. Holland                             James T. Hurst
Maria E. Holland                                 Special Assets Officer
    (Print Name)                                (Print Name/Title)

/s/ Rebecca L. Bowles
Rebecca L. Bowles
     (Print Name)



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                                   EXHIBIT "A"


1. Promissory Note in the amount of $2,400,000.00 from Eckler Industries, Inc., a Florida corporation, to Barnett Bank, N.A., a national banking association, dated September 30, 1996;

2. Mortgage and Security Agreement between Eckler Industries, Inc., a Florida corporation, as Borrower, and Barnett Bank, N.A., a national banking association, as Lender, dated September 30, 1996, and recorded in Official Records Book 3609, Page 0715, Public Records of Brevard County, Florida;

3. Assignment of Leases, Rents and Profits between Eckler Industries, Inc., as Owner, and Barnett Bank, N.A., as Mortgagee, recorded in Official Records Book 3609, Page 0737, Public Records of Brevard County, Florida.

4. Mortgage Modification Agreement between Eckler Industries, Inc., a Florida corporation, as Mortgagor, and Barnett Bank, N.A., a national banking association, as Mortgagee, dated October 25, 1996, and recorded in Official Records Book 3617, Page 1805, Public Records of Brevard County, Florida;

5. Second Modification to Mortgage and Security Agreement and Partial Release of Personal Property Agreement between Smart Choice Automotive Group, Inc., a Florida corporation, successor by merger to Eckler Industries, Inc., as Borrower, and Barnett Bank, N.A., a national banking association, as Lender, dated September 15, 1997, and recorded in Official Records Book 3711, Page 4702, Public Records of Brevard County, Florida;

6. Commonwealth Land Title Insurance Company Loan Policy No. F02-166424 and all endorsements thereto;

7.   Survey  prepared by Loys Ward  Associates  dated  September 19, 1996,  W.O.
     97193;

8. Survey prepared by John W. Cooper Land Survey, Inc. dated September 25, 1996, Project #96-09-61; and

9. Any and all other instruments or documents evidencing or securing the indebtedness represented by the promissory notes described in item 1. above.